Exhibit 99.2

Supplemental Operating and Financial Data

Second Quarter 2017

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA and Adjusted EBITDA	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Acquisitions and Dispositions	15

Portfolio Information
Top Properties by Annualized Rental Revenue	16
Leasing Summary	17
Same Property Leasing Summary	18
Capital Summary - Expenditures & Leasing Commitments	19
Tenants Representing 1.5% or More of Annualized Rental Revenue	20
Same Property Lease Expiration Schedule	21
Property Detail	22
Disposed Property Detail	24

Additional Support
Common & Potential Common Shares	25
Definitions	26

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
21	11,651	88.4%	86.3%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa3	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
OPERATING INFORMATION
Ending property count (1)	21	28	33	37	45
Ending square footage (1)(2)	11,651	14,593	16,053	16,710	20,675
Percent leased (1)	88.4%	89.0%	91.1%	91.2%	90.3%
Total revenues	$91,599	$99,551	$103,546	$114,632	$145,367
Net (loss) income	(5,811)	23,822	12,260	86,388	87,844
Net (loss) income attributable to EQC common shareholders	(7,806)	21,817	10,263	84,391	71,254
NOI (3)	54,315	58,464	60,804	65,319	93,974
Cash Basis NOI (3)	49,476	52,939	55,963	61,422	74,809
Adjusted EBITDA (3)	48,374	50,758	52,461	54,917	84,036
NOI margin	59.3%	58.7%	58.7%	57.0%	64.6%
Cash Basis NOI margin	57.0%	56.3%	56.7%	55.5%	59.3%
FFO attributable to EQC common shareholders and unitholders (3)	31,103	33,273	28,077	31,129	45,679
Normalized FFO attributable to EQC common shareholders and unitholders (3)	27,141	29,459	29,601	28,919	53,591
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	124,089	124,064	123,994	125,533	125,533
Dilutive restricted share units ("RSUs") and LTIP Units(4)	1,191	1,165	1,027	1,035	1,429
Dilutive Series D Convertible Preferred Shares outstanding(5)	—	—	—	—	—
Preferred Stock outstanding (5)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (6)	124,067	124,047	125,021	125,533	125,508
Diluted (6)	124,067	125,150	126,048	126,568	126,937
Net (loss) income attributable to EQC common shareholders - basic	$(0.06)	$0.18	$0.08	$0.67	$0.57
Net (loss) income attributable to EQC common shareholders - diluted	(0.06)	0.17	0.08	0.67	0.56
Normalized FFO(3) attributable to EQC common shareholders and unitholders - diluted	0.22	0.24	0.23	0.23	0.42
BALANCE SHEET
Total assets	$4,491,116	$4,518,756	$4,526,075	$4,965,767	$4,911,775
Total liabilities	1,204,655	1,232,231	1,265,628	1,676,727	1,713,137
ENTERPRISE VALUE
Total debt (book value)	$1,100,355	$1,141,628	$1,141,667	$1,557,260	$1,557,557
Less: Cash and cash equivalents	(1,967,549)	(1,888,537)	(2,094,674)	(2,405,174)	(1,772,337)
Plus: Market value of preferred shares (at end of period)	127,992	125,632	125,731	133,202	128,434
Plus: Market value of diluted common shares (at end of period)	3,958,870	3,909,662	3,780,649	3,824,864	3,698,408
Total enterprise value	$3,219,668	$3,288,385	$2,953,373	$3,110,152	$3,612,062
RATIOS
Net debt / enterprise value	(26.9)%	(22.7)%	(32.3)%	(27.3)%	(5.9)%
Net debt / annualized adjusted EBITDA (3)	(4.5)x	(3.7)x	(4.5)x	(3.9)x	(0.6)x
Adjusted EBITDA (3) / interest expense	3.3x	3.4x	2.7x	2.6x	3.9x

(1)	Excludes properties classified as held for sale. As of December 31, 2016, land parcels are excluded from the property count.
(2)	Changes in total square footage result from remeasurement and property dispositions and reclassifications.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units ("RSUs") and LTIP Units are equity awards that contain both service and market-based vesting components. None of the RSUs or LTIP Units have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.

(5)
As of June 30, 2017, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. We exclude these shares from dilutive shares outstanding on June 30, 2017, given this conversion ratio relative to our current common stock price. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(6)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	June 30, 2017	December 31, 2016
ASSETS
Real estate properties:
Land	$232,857	$286,186
Buildings and improvements	1,961,445	2,570,704
	2,194,302	2,856,890
Accumulated depreciation	(561,003)	(755,255)
	1,633,299	2,101,635
Assets held for sale	348,203	—
Acquired real estate leases, net	42,719	48,281
Cash and cash equivalents	1,967,549	2,094,674
Marketable securities	278,072	—
Restricted cash	6,594	6,532
Rents receivable, net of allowance for doubtful accounts of $4,352 and $5,105, respectively	115,371	152,031
Other assets, net	99,309	122,922
Total assets	$4,491,116	$4,526,075

LIABILITIES AND EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,064,954	1,063,950
Mortgage notes payable, net	35,401	77,717
Liabilities related to properties held for sale	2,019	—
Accounts payable and accrued expenses	75,800	95,395
Assumed real estate lease obligations, net	1,429	1,946
Rent collected in advance	19,095	18,460
Security deposits	5,957	8,160
Total liabilities	$1,204,655	$1,265,628

Shareholders' equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 124,089,443 and 123,994,465 shares issued and outstanding, respectively	1,241	1,240
Additional paid in capital	4,372,610	4,363,177
Cumulative net income	2,584,608	2,566,603
Cumulative other comprehensive income (loss)	1,235	(208)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(681,754)	(677,760)
Total shareholders’ equity	3,285,335	3,260,447
Noncontrolling interest	1,126	—
Total equity	$3,286,461	$3,260,447
Total liabilities and equity	$4,491,116	$4,526,075

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	June 30, 2017	December 31, 2016
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$106,224	$141,637
Accounts receivable, net of allowance for doubtful accounts	9,147	10,394
Rents receivable, net of allowance for doubtful accounts	$115,371	$152,031

Capitalized lease incentives, net	$5,399	$7,664
Deferred financing fees, net	2,557	3,365
Deferred leasing costs, net	68,921	92,623
Other	22,432	19,270
Other assets, net	$99,309	$122,922

Accounts payable	$4,353	$5,159
Accrued interest	15,170	15,265
Accrued taxes	23,048	26,819
Accrued capital expenditures	8,682	11,138
Accrued leasing costs	5,229	10,828
Other accrued liabilities	19,318	26,186
Accounts payable and accrued expenses	$75,800	$95,395

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenues:
Rental income	$74,352	$121,735	$154,557	$231,623
Tenant reimbursements and other income	17,247	23,632	36,593	50,879
Total revenues	$91,599	$145,367	$191,150	$282,502

Expenses:
Operating expenses	$37,284	$51,393	$78,371	$108,651
Depreciation and amortization	23,922	37,331	50,837	73,582
General and administrative	11,960	12,177	24,038	25,489
Loss on asset impairment	18,428	43,736	19,714	43,736
Total expenses	$91,594	$144,637	$172,960	$251,458

Operating income	$5	$730	$18,190	$31,044

Interest and other income	6,019	2,204	10,391	4,171
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $849, $949, $1,562 and $1,932, respectively)	(14,863)	(21,300)	(29,877)	(43,647)
Loss on early extinguishment of debt	(63)	—	(63)	(118)
Foreign currency exchange loss	—	—	—	(5)
Gain on sale of properties, net	3,136	106,375	19,590	143,041
(Loss) income before income taxes	(5,766)	88,009	18,231	134,486
Income tax expense	(45)	(165)	(220)	(240)
Net (loss) income	$(5,811)	$87,844	$18,011	$134,246
Net loss (income) attributable to noncontrolling interest	2	—	(6)	—
Net (loss) income attributable to Equity Commonwealth	$(5,809)	$87,844	$18,005	$134,246
Preferred distributions	(1,997)	(6,981)	(3,994)	(13,962)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	(9,609)	—	(9,609)
Net (loss) income attributable to Equity Commonwealth common shareholders	$(7,806)	$71,254	$14,011	$110,675

Weighted average common shares outstanding — basic (2)	124,067	125,508	124,057	125,674
Weighted average common shares outstanding — diluted (2)	124,067	126,937	125,203	127,229

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$(0.06)	$0.57	$0.11	$0.88
Diluted	$(0.06)	$0.56	$0.11	$0.87

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the three and six months ended June 30, 2016.

(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$74,352	$121,735	$154,557	$231,623
Tenant reimbursements and other income	17,247	23,632	36,593	50,879
Operating expenses	(37,284)	(51,393)	(78,371)	(108,651)
NOI	$54,315	$93,974	$112,779	$173,851
Straight line rent adjustments	(4,543)	(5,599)	(8,930)	(9,430)
Lease value amortization	518	3,867	1,091	4,988
Lease termination fees	(814)	(17,433)	(2,525)	(17,744)
Cash Basis NOI	$49,476	$74,809	$102,415	$151,665
Cash Basis NOI from non-same properties (1)	(7,467)	(29,397)	(18,449)	(63,755)
Same Property Cash Basis NOI	$42,009	$45,412	$83,966	$87,910
Non-cash rental income and lease termination fees from same properties	4,469	3,763	8,465	6,271
Same Property NOI	$46,478	$49,175	$92,431	$94,181

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$46,478	$49,175	$92,431	$94,181
Non-cash rental income and lease termination fees from same properties	(4,469)	(3,763)	(8,465)	(6,271)
Same Property Cash Basis NOI	$42,009	$45,412	$83,966	$87,910
Cash Basis NOI from non-same properties (1)	7,467	29,397	18,449	63,755
Cash Basis NOI	$49,476	$74,809	$102,415	$151,665
Straight line rent adjustments	4,543	5,599	8,930	9,430
Lease value amortization	(518)	(3,867)	(1,091)	(4,988)
Lease termination fees	814	17,433	2,525	17,744
NOI	$54,315	$93,974	$112,779	$173,851
Depreciation and amortization	(23,922)	(37,331)	(50,837)	(73,582)
General and administrative	(11,960)	(12,177)	(24,038)	(25,489)
Loss on asset impairment	(18,428)	(43,736)	(19,714)	(43,736)
Operating Income	$5	$730	$18,190	$31,044

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended June 30,			As of and for the Six Months Ended June 30,
	2017	2016	% Change	2017	2016	% Change
Properties	21	21		21	21
Square Feet(1)	11,651	11,571		11,651	11,571
% Leased	88.4%	90.2%	(1.8)%	88.4%	90.2%	(1.8)%
% Commenced	86.3%	86.9%	(0.6)%	86.3%	86.9%	(0.6)%

Rents, tenant reimbursements and other income	$72,270	$71,660	0.9%	$145,093	$143,541	1.1%
Straight line rent adjustment	4,170	3,911		8,633	7,010
Lease value amortization	(515)	(707)		(1,084)	(1,330)
Lease termination fees	814	559		916	591
Total revenue	76,739	75,423	1.7%	153,558	149,812	2.5%
Operating expenses	(30,261)	(26,248)	15.3%	(61,127)	(55,631)	9.9%
NOI	$46,478	$49,175	(5.5)%	$92,431	$94,181	(1.9)%
NOI Margin	60.6%	65.2%		60.2%	62.9%

Straight line rent adjustment	$(4,170)	$(3,911)		$(8,633)	$(7,010)
Lease value amortization	515	707		1,084	1,330
Lease termination fees	(814)	(559)		(916)	(591)
Cash Basis NOI	$42,009	$45,412	(7.5)%	83,966	87,910	(4.5)%
Cash Basis NOI Margin	58.1%	63.4%		57.9%	61.2%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net (loss) income	$(5,811)	$87,844	$18,011	$134,246
Interest expense	14,863	21,300	29,877	43,647
Income tax expense	45	165	220	240
Depreciation and amortization	23,922	37,331	50,837	73,582
EBITDA	$33,019	$146,640	$98,945	$251,715
Loss on asset impairment	18,428	43,736	19,714	43,736
Loss on early extinguishment of debt	63	—	63	118
Transition-related expenses (1)	—	35	—	1,137
Gain on sale of properties	(3,136)	(106,375)	(19,590)	(143,041)
Foreign currency exchange loss	—	—	—	5
Adjusted EBITDA	$48,374	$84,036	$99,132	$153,670

(1)
Transition related expenses are primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex beginning in February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. No transition related expenses were incurred during 2017. There is no future obligation to pay any amounts under the shareholder-approved agreement to Related/Corvex.

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Calculation of FFO
Net (loss) income	$(5,811)	$87,844	$18,011	$134,246
Real estate depreciation and amortization	23,619	37,064	50,235	73,108
Loss on asset impairment	18,428	43,736	19,714	43,736
Gain on sale of properties	(3,136)	(106,375)	(19,590)	(143,041)
FFO attributable to Equity Commonwealth	33,100	62,269	68,370	108,049
Preferred distributions	(1,997)	(6,981)	(3,994)	(13,962)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	(9,609)	—	(9,609)
FFO attributable to EQC common shareholders and unitholders	$31,103	$45,679	$64,376	$84,478

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$31,103	$45,679	$64,376	$84,478
Lease value amortization	518	3,867	1,091	4,988
Straight line rent adjustments	(4,543)	(5,599)	(8,930)	(9,430)
Loss on early extinguishment of debt	63	—	63	118
Transition related expenses (2)	—	35	—	1,137
Foreign currency exchange loss	—	—	—	5
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	9,609	—	9,609
Normalized FFO attributable to EQC common shareholders and unitholders	$27,141	$53,591	$56,600	$90,905

Weighted average common shares and units outstanding -- basic (3)	124,106	125,508	124,091	125,674
Weighted average common shares and units outstanding -- diluted (3)	125,256	126,937	125,203	127,229
FFO attributable to EQC common shareholders and unitholders per share -- basic	$0.25	$0.36	$0.52	$0.67
FFO attributable to EQC common shareholders and unitholders per share -- diluted	$0.25	$0.36	$0.51	$0.66
Normalized FFO attributable to EQC common shareholders and unitholders per share -- basic	$0.22	$0.43	$0.46	$0.72
Normalized FFO attributable to EQC common shareholders and unitholders per share -- diluted	$0.22	$0.42	$0.45	$0.71

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the three and six months ended June 30, 2016.

(2)
Transition related expenses are primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex beginning in February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. No transition related expenses were incurred during 2017. There is no future obligation to pay any amounts under the shareholder-approved agreement to Related/Corvex.

(3)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of June 30, 2017
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	2.47%	$—	1/28/2019	Open	$—	1.6
Term loan (LIBOR + 140 bps) (2)	2.62%	200,000	1/28/2020	Open	200,000	2.6
Term loan (LIBOR + 180 bps) (2)	3.02%	200,000	1/28/2022	Open	200,000	4.6
Total / weighted average unsecured floating rate debt	2.82%	$400,000			$400,000	3.6

Unsecured Fixed Rate Debt:
6.65% Senior Unsecured Notes Due 2018 (3)	6.65%	$250,000	1/15/2018	7/15/2017	$250,000	0.5
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	3/15/2020	250,000	3.2
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	8/1/2017	175,000	25.1
Total / weighted average unsecured fixed rate debt	6.13%	$675,000			$675,000	7.9

Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street	5.69%	$26,790	1/5/2021	7/5/2020	$24,836	3.5
33 Stiles Lane	6.75%	2,220	3/1/2022	12/1/2021	—	4.7
97 Newberry Road	5.71%	5,657	3/1/2026	None	—	8.7
Total / weighted average secured fixed rate debt	5.76%	$34,667			$24,836	4.4

Total / weighted average (4)	4.93%	$1,109,667			$1,099,836	6.2

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of June 30, 2017. The interest rate presented is as of June 30, 2017, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of June 30, 2017. The interest rate presented is as of June 30, 2017, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)	On July 15, 2017, we redeemed at par all of our 6.65% senior unsecured notes due 2018.
(4)
Total debt outstanding as of June 30, 2017, including net unamortized premiums, discounts, and deferred financing fees was $1,100,355. Net unamortized deferred financing fees related to our revolving credit facility of $2,557 are included in other assets, net on our condensed consolidated balance sheets as of June 30, 2017.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Principal Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt	Total		Weighted Average Interest Rate

2017	$—		$—		$709	$709		6.0%
2018	—		250,000	(1)	1,487	251,487		6.6%
2019	—		—		1,580	1,580		6.0%
2020	200,000	(2)	250,000		1,674	451,674		4.4%
2021	—		—		25,982	25,982		5.7%
2022	200,000	(2)	—		799	200,799		3.0%
2023	—		—		702	702		5.7%
2024	—		—		743	743		5.7%
2025	—		—		787	787		5.7%
2026	—		—		204	204		5.7%
Thereafter	—		175,000	(3)	—	175,000		5.8%
Total	$400,000		$675,000		$34,667	$1,109,667	(4)	4.9%

Percent	36.0%		60.8%		3.1%	100.0%

(1)	On July 15, 2017, we redeemed at par all of our 6.65% senior unsecured notes due 2018.
(2)
Represents amounts outstanding on EQC's term loans as of June 30, 2017. The interest rate presented is as of June 30, 2017, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)	The 5.75% senior unsecured notes due 2042 are callable at par on or after August 1, 2017.
(4)
Total debt outstanding as of June 30, 2017, including net unamortized premiums, discounts, and deferred financing fees was $1,100,355. Net unamortized deferred financing fees related to our revolving credit facility of $2,557 are included in other assets, net on our condensed consolidated balance sheets as of June 30, 2017.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Leverage Ratios
Total debt / total assets	24.5%	25.3%	25.2%	31.4%	31.7%
Total debt / total market capitalization	21.2%	22.1%	22.6%	28.2%	28.9%
Total debt + preferred stock / total market capitalization	23.7%	24.5%	25.1%	30.7%	31.3%
Total debt / annualized adjusted EBITDA (1)	5.7x	5.6x	5.4x	7.1x	4.6x
Total debt + preferred stock / annualized adjusted EBITDA (1)	6.3x	6.2x	6.0x	7.7x	5.0x
Net debt / enterprise value	(26.9)%	(22.7)%	(32.3)%	(27.3)%	(5.9)%
Net debt + preferred stock / enterprise value	(23.0)%	(18.9)%	(28.0)%	(23.0)%	(2.4)%
Net debt / annualized adjusted EBITDA (1)	(4.5)x	(3.7)x	(4.5)x	(3.9)x	(0.6)x
Net debt + preferred stock / annualized adjusted EBITDA (1)	(3.8)x	(3.1)x	(3.9)x	(3.3)x	(0.3)x
Secured debt / total assets	0.8%	1.7%	1.7%	4.9%	5.0%
Variable rate debt (2) / total debt	36.4%	35.0%	35.0%	25.7%	25.7%
Variable rate debt (2) / total assets	8.9%	8.9%	8.8%	8.1%	8.1%

Coverage Ratios
Adjusted EBITDA / interest expense (1)	3.3x	3.4x	2.7x	2.6x	3.9x
Adjusted EBITDA / interest expense + preferred distributions (1)	2.9x	3.0x	2.5x	2.3x	3.0x

Public Debt Covenants
Debt / adjusted total assets (3) (maximum 60%)	22.1%	22.3%	21.9%	27.6%	27.2%
Secured debt / adjusted total assets (3) (maximum 40%)	0.7%	1.5%	1.5%	4.3%	4.3%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.1x	3.2x	3.3x	2.3x	3.0x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	459.7%	468.3%	475.9%	392.0%	399.2%

(1)	Refer to the calculation of EBITDA and Adjusted EBITDA for a reconciliation of these measures to Net income.
(2)	We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(3)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1)	Annualized Rental Revenue (1)
111 Market Place	Baltimore	MD	1	589,380	95.4%	$60,100	(2)	$44,199	$12,583
Seton Center	Austin	TX	2	237,824	95.6%	52,450		27,141	6,295
Cabot Business Park Land	Mansfield	MA	—	—	—%	575		575	—
Total Q1 Dispositions			3	827,204	95.4%	$113,125		$71,915	$18,878

Parkshore Plaza	Folsom	CA	1	271,072	73.1%	$40,000		$38,494	$4,280
25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	24,500		23,335	8,746
802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	34,000		18,997	4,291
Total Q2 Dispositions			3	871,106	89.2%	$98,500		$80,826	$17,317

Total Disposed Year-to-Date			6	1,698,310	92.3%	$211,625		$152,741	$36,195
The dispositions above resulted in a gain on sale of properties of $3.1 million and $19.6 million for the three and six months ended June 30, 2017, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds from the sale of 111 Market Place were $44.1 million net of credits for contractual lease costs, capital and rent abatements.

TOP PROPERTIES BY ANNUALIZED RENTAL REVENUE (1)
As of June 30, 2017
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	600 West Chicago Avenue	Chicago	IL	2	1,571,280	96.2%	95.1%	$50,044	$398,631	$346,834	2011	2001
2	1735 Market Street	Philadelphia	PA	1	1,286,936	74.5%	64.8%	27,805	307,624	186,505	1998	1990
3	1225 Seventeenth Street	Denver	CO	1	672,573	83.0%	78.6%	21,367	159,192	130,475	2009	1982
4	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	100.0%	21,088	153,505	125,882	2009	2008
5	1600 Market Street	Philadelphia	PA	1	825,968	84.3%	82.6%	19,185	136,609	76,533	1998	1983
6	6600 North Military Trail	Boca Raton	FL	3	639,825	100.0%	100.0%	16,994	145,808	124,713	2011	2008
7	8750 Bryn Mawr Avenue	Chicago	IL	2	638,928	95.1%	95.0%	16,370	95,833	79,993	2010	2005
8	Bridgepoint Square	Austin	TX	5	440,007	92.6%	92.6%	13,692	92,725	51,569	1997	1995
9	Foster Plaza	Pittsburgh	PA	8	727,743	83.6%	81.3%	11,758	76,327	53,647	2005	1993
10	Research Park	Austin	TX	4	1,110,007	98.0%	98.0%	11,573	93,453	59,835	1998	1976
	Subtotal (10 properties)			28	8,353,832	90.0%	87.5%	$209,876	$1,659,707	$1,235,986
	All other properties (11 properties)			19	3,296,954	84.3%	83.2%	72,883	534,595	397,313
	Total (21 properties)			47	11,650,786	88.4%	86.3%	$282,759	$2,194,302	$1,633,299

	Same Property NOI & Cash Basis NOI Composition			Q2 2017 NOI	% of NOI	Q2 2017 Cash Basis NOI	% of Cash Basis NOI
	Top 10 Properties			$33,357	71.8%	$29,162	69.4%
	All other properties (11 properties)			13,121	28.2%	12,847	30.6%
	Total (21 properties)			$46,478	100.0%	$42,009	100.0%

(1)	Excludes properties classified as held for sale.
(2)	Weighted based on square feet.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Properties (1)	21	28	33	37	45
Total square feet (1)(2)	11,651	14,593	16,053	16,710	20,675
Percentage leased	88.4%	89.0%	91.1%	91.2%	90.3%

Total Leases
Square feet	448	331	1,411	237	802
Lease term (years)	6.8	11.8	10.3	7.4	8.4
Starting cash rent	$32.18	$32.69	$16.98	$27.28	$25.73
Percent change in cash rent (3)	10.7%	(4.9)%	7.3%	(5.8)%	(3.7)%
Percent change in GAAP rent (3)	17.6%	21.6%	20.2%	9.0%	6.9%
Total TI & LC per square foot (4)	$33.84	$28.88	$32.52	$47.05	$48.85
Total TI & LC per sq. ft. per year of lease term (4)	$4.94	$2.44	$3.16	$6.38	$5.84

Renewal Leases
Square feet	252	264	1,190	46	307
Lease term (years)	7.7	13.0	9.6	4.9	5.5
Starting cash rent	$33.07	$31.68	$13.89	$37.77	$23.56
Percent change in cash rent (3)	11.2%	(7.2)%	3.9%	14.6%	(1.0)%
Percent change in GAAP rent (3)	14.7%	22.8%	16.2%	24.1%	9.3%
Total TI & LC per square foot (4)	$31.56	$25.58	$21.14	$24.13	$18.68
Total TI & LC per sq. ft. per year of lease term (4)	$4.10	$1.97	$2.19	$4.92	$3.42

New Leases
Square feet	196	67	221	191	495
Lease term (years)	5.7	7.4	13.8	8.0	10.2
Starting cash rent	$31.03	$36.74	$33.61	$24.76	$27.08
Percent change in cash rent (3)	9.9%	8.4%	15.8%	(12.6)%	(5.4)%
Percent change in GAAP rent (3)	22.0%	15.8%	30.9%	3.4%	5.5%
Total TI & LC per square foot (4)	$36.76	$42.02	$93.85	$52.57	$67.56
Total TI & LC per sq. ft. per year of lease term (4)	$6.39	$5.70	$6.79	$6.59	$6.64

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale. As of December 31, 2016, land parcels are excluded from the property count.
(2)	Changes in total square footage result from remeasurement and property dispositions and reclassifications.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Properties	21	21	21	21	21
Total square feet (1)	11,651	11,591	11,594	11,571	11,571
Percentage leased	88.4%	88.2%	90.8%	90.2%	90.2%
Percentage commenced	86.3%	85.8%	88.6%	87.7%	86.9%

Total Leases
Square feet	448	327	1,411	110	262
Lease term (years)	6.8	11.9	10.3	4.3	8.5
Starting cash rent	$32.18	$32.63	$16.98	$34.04	$31.67
Percent change in cash rent (2)	10.7%	(4.9)%	7.3%	4.1%	0.6%
Percent change in GAAP rent (2)	17.6%	21.8%	20.2%	10.4%	8.4%
Total TI & LC per square foot (3)	$33.84	$29.12	$32.52	$28.04	$59.30
Total TI & LC per sq. ft. per year of lease term (3)	$4.94	$2.44	$3.16	$6.55	$7.00

Renewal Leases
Square feet	252	260	1,190	46	71
Lease term (years)	7.7	13.1	9.6	4.9	7.4
Starting cash rent	$33.07	$31.63	$13.89	$37.77	$28.07
Percent change in cash rent (2)	11.2%	(7.3)%	3.9%	14.6%	(0.7)%
Percent change in GAAP rent (2)	14.7%	23.0%	16.2%	24.1%	10.0%
Total TI & LC per square foot (3)	$31.56	$25.94	$21.14	$24.13	$37.19
Total TI & LC per sq. ft. per year of lease term (3)	$4.10	$1.98	$2.19	$4.92	$5.00

New Leases
Square feet	196	67	221	64	191
Lease term (years)	5.7	7.3	13.8	3.8	8.9
Starting cash rent	$31.03	$36.47	$33.61	$31.34	$33.01
Percent change in cash rent (2)	9.9%	8.5%	15.8%	(8.1)%	1.2%
Percent change in GAAP rent (2)	22.0%	15.9%	30.9%	(5.7)%	7.7%
Total TI & LC per square foot (3)	$36.76	$41.33	$93.85	$30.86	$67.55
Total TI & LC per sq. ft. per year of lease term (3)	$6.39	$5.67	$6.79	$8.06	$7.63

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Tenant improvements	$10,309	$9,427	$15,636	$20,411	$19,537
Leasing costs	4,978	4,617	11,663	2,292	10,609
Building improvements (1)	7,315	4,785	6,571	8,942	7,713
Total capital expenditures	$22,602	$18,829	$33,870	$31,645	$37,859

Average square feet during period (2)	14,818	15,639	16,382	19,454	22,637

Building improvements per average total sq. ft. during period	$0.49	$0.31	$0.40	$0.46	$0.34

CAPITAL SUMMARY	Three Months Ended
LEASING COMMITMENTS	June 30, 2017
	New Leases	Renewal Leases	Total
Rentable square feet leased during the period	196	252	448
Total TI & LC (3)	$7,212	$7,951	$15,163
Total TI & LC per square foot (3)	$36.76	$31.56	$33.84
Weighted average lease term by square foot (years)	5.7	7.7	6.8
Total TI & LC per sq. ft. per year of lease term (3)	$6.39	$4.10	$4.94

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of June 30, 2017
(square feet in thousands)

	Tenant (1)	Square Feet (2)	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	4.1%	7.2%	2.5
2	Office Depot, Inc.	651	6.3%	6.1%	6.2
3	Groupon, Inc. (3)	376	3.7%	4.2%	8.6
4	PNC Financial Services Group	363	3.5%	3.9%	9.5
5	Flextronics International Ltd.	1,051	10.2%	3.7%	12.5
6	Ballard Spahr LLP	219	2.1%	2.9%	12.6
7	RE/MAX Holdings, Inc.	248	2.4%	2.7%	10.8
8	Georgetown University	240	2.3%	2.3%	2.3
9	Echo Global Logistics, Inc.	226	2.2%	2.1%	10.3
10	West Corporation	336	3.3%	2.1%	11.6
11	Wm. Wrigley Jr. Company	150	1.5%	2.0%	4.6
12	ProQuest, LLC	131	1.3%	1.5%	3.8
13	Level 3 Communications, LLC	95	0.9%	1.5%	8.6
	Total	4,513	43.8%	42.2%	8.8

(1)	Tenants located in properties classified as held for sale are excluded.
(2)
Square footage as of June 30, 2017 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.

(3)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of June 30, 2017
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2017	36	215	2.1%	2.1%	$5,704	2.0%	2.0%
2018	70	504	4.9%	7.0%	15,976	5.7%	7.7%
2019	82	1,124	10.9%	17.9%	29,672	10.5%	18.2%
2020	67	1,280	12.4%	30.3%	40,461	14.3%	32.5%
2021	56	853	8.3%	38.6%	25,653	9.1%	41.6%
2022	42	647	6.3%	44.9%	23,239	8.2%	49.8%
2023	37	1,202	11.7%	56.6%	37,812	13.4%	63.2%
2024	10	145	1.4%	58.0%	4,687	1.7%	64.9%
2025	14	312	3.0%	61.0%	8,106	2.9%	67.8%
2026	11	574	5.6%	66.6%	18,721	6.6%	74.4%
Thereafter	58	3,440	33.4%	100.0%	72,728	25.6%	100.0%
Total	483	10,296	100.0%		$282,759	100.0%
Weighted average remaining
lease term (in years)		7.1			6.3

(1)
Square footage as of June 30, 2017 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

PROPERTY DETAIL (1)
As of June 30, 2017
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	1225 Seventeenth Street	Denver	CO	1	672,573	83.0%	78.6%	21,367	159,192	130,475	2009	1982
2	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	100.0%	7,601	63,610	53,059	2010	2007
3	1601 Dry Creek Drive	Longmont	CO	1	552,865	100.0%	97.0%	9,070	34,569	24,118	2004	1982
4	1250 H Street, NW	Washington	DC	1	196,489	95.0%	94.2%	9,674	74,313	44,652	1998	1992
5	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	100.0%	6,514	60,023	52,973	2009	2006
6	6600 North Military Trail	Boca Raton	FL	3	639,825	100.0%	100.0%	16,994	145,808	124,713	2011	2008
7	600 West Chicago Avenue	Chicago	IL	2	1,571,280	96.2%	95.1%	50,044	398,631	346,834	2011	2001
8	8750 Bryn Mawr Avenue	Chicago	IL	2	638,928	95.1%	95.0%	16,370	95,833	79,993	2010	2005
9	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	99.7%	10,785	47,978	26,969	1995	1915
10	East Eisenhower Parkway	Ann Arbor	MI	2	421,349	49.8%	47.5%	6,142	56,613	47,689	2010	2006
11	Cherrington Corporate Center	Moon Township	PA	7	454,700	62.8%	61.4%	6,078	71,985	48,231	1998; 1999	1997
12	1600 Market Street	Philadelphia	PA	1	825,968	84.3%	82.6%	19,185	136,609	76,533	1998	1983
13	1735 Market Street	Philadelphia	PA	1	1,286,936	74.5%	64.8%	27,805	307,624	186,505	1998	1990
14	Foster Plaza	Pittsburgh	PA	8	727,743	83.6%	81.3%	11,758	76,327	53,647	2005	1993
15	206 East 9th Street	Austin	TX	1	175,510	78.3%	78.3%	6,253	49,470	43,968	2012	1984
16	Bridgepoint Square	Austin	TX	5	440,007	92.6%	92.6%	13,692	92,725	51,569	1997	1995
17	Research Park	Austin	TX	4	1,110,007	98.0%	98.0%	11,573	93,453	59,835	1998	1976
18	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	100.0%	21,088	153,505	125,882	2009	2008
19	600 108th Avenue NE	Bellevue	WA	1	256,830	98.2%	98.2%	8,200	50,948	36,282	2004	2012
Subtotal Office Properties				45	11,186,099	88.6%	86.5%	$280,193	$2,169,216	$1,613,927	2004	1992

Industrial/Flex Properties
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
20	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	100.0%	$1,909	$15,350	$12,020	2006	1989
21	33 Stiles Lane	North Haven	CT	1	175,301	52.0%	52.0%	657	9,736	7,352	2006	2002
Subtotal Industrial/Flex				2	464,687	81.9%	81.9%	$2,566	$25,086	$19,372	2006	1994

Total Same Properties				47	11,650,786	88.4%	86.3%	$282,759	$2,194,302	$1,633,299	2004	1992

	625 Crane Street (Land)	Aurora	IL	—	—	—%	—%	—	—	—	2007	—

PROPERTY DETAIL (1)
As of June 30, 2017
(sorted by geographic location, dollars in thousands)

Properties Held for Sale as of June 30, 2017
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)

22	1500 Market Street (3)	Philadelphia	PA	1	1,759,193	91.2%	82.7%	$39,321	$312,448	$220,215	2002	1974

23	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	88.7%	$3,156	$32,651	$19,283	1997	1995
24	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	86.1%	$7,170	$62,950	$41,141	2004	2002
25	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	100.0%	$931	$6,309	$3,298	1998	1995
26	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	100.0%	$1,907	$15,597	$11,298	2004	1970
27	4700 Belleview Avenue	Kansas City	MO	1	80,615	68.5%	68.5%	$1,142	$7,004	$5,605	2008	1986
	Subtotal Five Property Portfolio			7	1,002,095	92.1%	92.1%	$14,306	$124,511	$80,625	2003	1986

Total Held for Sale				8	2,761,288	91.5%	86.1%	$53,627	$436,959	$300,840	2002	1978

Total Portfolio				55	14,412,074	89.0%	86.3%	$336,386	$2,631,261	$1,934,139	2004	1989

(1)	Excludes properties disposed prior to July 1, 2017.
(2)	Weighted based on square feet.
(3)	1500 Market Street was sold on July 14, 2017 for $328 million, excluding closing costs.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	111 Market Place	Baltimore	MD	1	589,380	95.4%	$12,583	$71,555	$44,199	2003	1990

2	4515 Seton Center Parkway	Austin	TX	1	117,265	98.9%	3,650	23,130	13,381	1999	1996
3	4516 Seton Center Parkway	Austin	TX	1	120,559	92.3%	2,645	24,257	13,760	1999	1998
	Subtotal Seton Center			2	237,824	95.6%	$6,295	$47,387	$27,141	1999	1997

	Cabot Business Park Land	Mansfield	MA	—	—	—%	—	575	575	2003	—

Total Q1 2017 Dispositions				3	827,204	95.4%	$18,878	$119,517	$71,915	2002	1992

4	Parkshore Plaza	Folsom	CA	4	271,072	73.1%	4,280	45,578	38,494	2011	1999

5	25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	8,746	37,218	23,335	2004	1972

6	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,291	43,496	18,997	1998	1986

Total Q2 2017 Dispositions				6	871,106	89.2%	$17,317	$126,292	$80,826	2005	1984

Total Disposed Year-to-Date				9	1,698,310	92.3%	$36,195	$245,809	$152,741	2003	1988

(1)	Statistics for disposed properties are presented as of the quarter-ended preceding each sale.
(2)	Weighted based on square feet.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Weighted Average Share Calculation	2017	2016	2017	2016
Weighted average EQC common shares outstanding	123,148	124,595	123,142	124,780
Weighted average restricted shares outstanding	919	913	915	894
Weighted average common shares outstanding - basic - GAAP EPS(1)	124,067	125,508	124,057	125,674
Weighted average number of dilutive RSUs and LTIP Units(2)	—	1,429	1,146	1,555
Weighted average common shares outstanding - diluted - GAAP EPS	124,067	126,937	125,203	127,229
Weighted average number of RSUs and LTIP Units(2) Anti-dilutive to GAAP EPS	1,189	—	—	—
Weighted average common shares outstanding - diluted - FFO & Normalized FFO	125,256	126,937	125,203	127,229

Rollforward of Share Count to June 30, 2017	Series D Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2016	4,915	123,994
Issuance of restricted shares, net of forfeitures	—	95
Outstanding on June 30, 2017	4,915	124,089
Series D preferred shares convertible into common shares on June 30, 2017(3)		2,363
Common shares issuable from RSUs and LTIP Units as measured on June 30, 2017(2)		1,191
Potential common shares as measured on June 30, 2017		127,643

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share - basic for the three and six months ended June 30, 2017 includes 39 and 34 LTIP Units, respectively, that are excluded from the calculation of basic earnings per common share attributable only to Equity Commonwealth common shareholders.

(2)
As of June 30, 2017, we had granted RSUs and LTIP Units to certain employees, officers, and trustees. RSUs and LTIP Units contain service and market-based vesting components.  None of the RSUs or LTIP Units have vested. If the market-based vesting component of these awards was measured as of June 30, 2017, and 2016, 1,191 and 1,429 common shares would be issued, respectively. Using a weighted average basis, 0 and 1,429 common shares are reflected in diluted earnings per share for the three months ended June 30, 2017 and 2016, respectively, and 1,146 and 1,555 common shares are reflected in diluted earnings per share for the six months ended June 30, 2017 and 2016, respectively. Using a weighted average basis, 1,189 and 1,429 common shares are reflected in diluted FFO per common share, and diluted Normalized FFO per common share for the three months ended June 30, 2017 and 2016, respectively and 1,146 and 1,555 common shares are reflected in diluted FFO per common share and diluted Normalized FFO per common for the six months ended June 30, 2017 and 2016, respectively.

(3)
As of June 30, 2017, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(4)	EQC common shares include unvested restricted shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of June 30, 2017, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Annualized Adjusted EBITDA
Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended June 30, 2017 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures

DEFINITIONS

necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs are primarily costs such as leasing commissions ("LC"'s) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the "Operating Trust") that may be issued to employees, officers, or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from April 1, 2016 through June 30, 2017. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2016 through June 30, 2017. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Commenced
Percentage commenced includes space subject to leases that have commenced, whether or not the tenant is in a free rent period.
Percentage Leased
Percentage leased includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from April 1, 2016 through June 30, 2017. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2016 through June 30, 2017. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.

DEFINITIONS

Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.